FOURTH AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------

               THIS FOURTH AMENDMENT TO CREDIT AGREEMENT is made and entered into as of the 1st day of January, 1997 by and among FOREST CITY RENTAL PROPERTIES CORPORATION, an Ohio corporation ("Borrower"), NATIONAL CITY BANK, THE HUNTINGTON NATIONAL BANK, COMERICA BANK, FIRST NATIONAL BANK OF OHIO, and KEYBANK NATIONAL ASSOCIATION, f/k/a/ SOCIETY NATIONAL BANK (collectively the "Banks" and individually a "Bank"), and KEYBANK NATIONAL ASSOCIATION, f/k/a/ SOCIETY NATIONAL BANK, as Agent for the Banks (the "Agent").

                              W I T N E S S E T H:

               WHEREAS, Borrower, the Banks, and the Agent entered into a certain Credit Agreement dated as of July 25, 1994 (the "Credit Agreement"); and

               WHEREAS, the Borrower, the Banks, and the Agent have entered into First, Second, and Third Amendments to Credit Agreement dated as of September 12, 1995, April 4, 1996, and December 18, 1996, respectively, amending the Credit Agreement as therein provided; and

               WHEREAS, Borrower, the Banks, and the Agent desire to make certain additional amendments to the Credit Agreement on the terms and conditions herein set forth;

               NOW, THEREFORE, it is mutually agreed as follows:

               1. AMENDMENTS. Borrower acknowledges that certain amendments of the Guaranty have been, with Borrower's advance knowledge, entered into by and among Guarantor, the Banks and the Agent from time to time. The Agreement is hereby amended by adding to the copy of the Guaranty attached as Exhibit B to the Agreement a copy of such amendments, namely, the First, Second, and Third Amendments to the Guaranty, dated as of September 12, 1995, April 4, 1996, and December 18, 1996, respectively, the letter agreement dated as of May 22, 1997, and the Fourth Amendment to the Guaranty of even date herewith. A copy of each such amendment is attached hereto as Exhibit A to this Fourth Amendment.

               2. DEFINITIONS. Terms used in this Fourth Amendment to Credit Agreement that are defined in the Credit Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

               3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to the Agent and each of the Banks that all of the representations and warranties of the Borrower set forth in Article VIII of the Credit
     Agreement are true and correct on and as of the date hereof and that no Event of Default or Possible Default exists on such date.

               4. NO WAIVER. The execution and delivery of the Fourth Amendment to Credit Agreement by the Agent and the Banks shall not constitute a waiver of release of any obligation or liability of the Borrower under the Credit Agreement as in effect prior to the effectiveness of this Fourth Amendment to Credit Agreement or as amended hereby or waive or release any Event of Default or Possible Default existing at any time.

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               5.  CONDITIONS  TO  EFFECTIVENESS.  The  amendments to the Credit
     Agreement herein provided for shall become effective upon receipt by the Agent and the Banks of such opinions of counsel to the Borrower and the Parent, certified copies of resolutions of the boards of directors of the Borrower and the Parent, and such other documents as shall be required by the Agent, the Banks, or their respective counsel to evidence and confirm the due authorization, execution, and delivery of this Fourth Amendment to Credit Agreement.

               6. CONFIRMATION OF CREDIT AGREEMENT. The Borrower, the Agent, and the Banks hereby confirm that the Credit Agreement is in full force and effect on the date hereof, and that, upon the amendments herein provided becoming effective, the Credit Agreement will continue in full force and effect in accordance with its terms, as hereby amended.

               IN WITNESS WHEREOF, the parties hereto, each by an officer thereunto duly authorized, have caused this Fourth Amendment to Credit Agreement to be executed and delivered as of the date first above written.

FOREST CITY RENTAL                      NATIONAL CITY BANK
PROPERTIES CORPORATION

By:__________________________           By:__________________________
       Thomas G. Smith                         Anthony J. DiMare

Title:  Senior Vice President,          Title:  Senior Vice President
        Chief Financial Officer, and
        Secretary



THE HUNTINGTON NATIONAL BANK            COMERICA BANK

By:__________________________            By:_________________________
        James R. Logan                          David J. Campbell

Title:  Senior Vice President           Title:  Vice President



FIRST NATIONAL BANK OF OHIO             KEYBANK NATIONAL ASSOCIATION
                                        Individually and as Agent

By:_________________________            By:_________________________
       John F. Neumann                         Michael D. Mitro

Title:  Vice President                  Title:  Vice President